UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2011

LORILLARD, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34097	13-1911176
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
714 Green Valley Road
Greensboro, North Carolina 27408-7018
(Address of principal executive offices)
(336) 335-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure.
     Lorillard, Inc. (“Lorillard” or the “Company”) will be posting an investor presentation along with an audio recording on August 1, 2011. The Company will post to its website (www.lorillard.com) under the “Investor Relations” section a slide presentation concerning its products and services generally, financial results, business opportunities and related matters. This slide presentation will be discussed on the recording of the investor presentation. A copy of the slide presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”).
     The information under Item 7.01 and in Exhibit 99.1 in this Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01.      Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Lorillard, Inc. slide presentation dated August 1, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2011	LORILLARD, INC. (Registrant)

	By:	/s/ David H. Taylor

Name: David H. Taylor Title: Executive Vice President, Finance and Planning and Chief Financial Officer